UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 11, 2000


                                 PRINTWARE, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         Minnesota                   000-20729            41-1522267
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


1270 Eagan Industrial Road, St. Paul, MN  55121
_______________________________________________

(Address of principal executive offices)


Registrant's telephone number, including area code: (651) 456-1400

Item 5.  Other Events

The Company has reached an agreement with Thomas W. Petschauer, the Company's Executive Vice President and Chief Financial Officer for Mr. Petschauer to resign effective January 30, 2001. The Company plans to accrue and charge to operations an amount approximately equal to the payment which would have been due Mr. Petschauer under his change in control severance agreement to cover anticipated severance payments to Mr. Petschauer. The press release describing Mr. Petschauer's resignation is filed herein as Exhibit 99.1 to this Form 8-K.

The Company has amended the terms of a consulting contract between Printware and Stanley Goldberg, a current director of the Company, and his business development firm Goldmark Advisors. This contract is filed herein as Exhibit
99.2 to this Form 8-K.


Exhibits

    Exhibit 99.1 Press Release regarding change in Management

    Exhibit 99.2 Amendment to consulting contract with a director

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 PRINTWARE, INC.
                                 Registrant


Dated: December 11, 2000         By  /s/ Daniel A. Baker
                                 _______________________

                                 Daniel A. Baker
                                 President and Chief Executive Officer
                                 (Principal Executive Officer)